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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 OCTOBER 1, 1999

                          BEACON CAPITAL PARTNERS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        MARYLAND                         000-24905               04-3403281
----------------------------      ------------------------   -------------------
(State or other jurisdiction      (Commission file number)    (IRS employer
     of incorporation)                                       identification no.)

          ONE FEDERAL STREET, 26TH FLOOR, BOSTON, MASSACHUSETTS, 02110
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (617) 457-0400
                                                           --------------
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         Certain matters discussed in this Current Report on Form 8-K, including
Exhibit 99.1 attached hereto, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe," "expect," "anticipate," "intend," "estimate" and other expressions, which are predictions of or indicate future events and trends and which do not relate to historical matters, identify forward-looking statements. Although Beacon Capital Partners, Inc. (the "Company") believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include general economic conditions, local real estate conditions, timely release of occupied square footage upon expiration, interest rates, availability of equity and debt financing, commitments by additional limited partners and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 5 - OTHER EVENTS

         The Company announced on October 5, 1999 that it completed the initial closing for Beacon Capital Strategic Partners, L.P., a real estate limited partnership. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         Exhibit 99.1 - Press Release of Beacon Capital Partners, Inc., dated
                        October 5, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     BEACON CAPITAL PARTNERS, INC.

Date: October 13, 1999               By: _______________________________________
              --                         Randy J. Parker
                                         Senior Vice President and
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

Exhibit 99.1 - Press Release of Beacon Capital Partners, Inc., dated October 5,
               1999.